SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  October 22, 1998 (10/21/98)


                     E. I. du Pont de Nemours and Company
            (Exact Name of Registrant as Specified in Its Charter)


            Delaware                   1-815              51-0014090
    (State or Other Jurisdiction     (Commission       (I.R.S Employer
         of Incorporation)           File Number)     Identification No.)


                              1007 Market Street
                          Wilmington, Delaware  19898
                   (Address of principal executive offices)


      Registrant's telephone number, including area code:  (302) 774-1000














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Item 5.  Other Events
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        In connection with Debt and/or Equity Securities that
may be offered on a delayed or continuous basis under Registration Statements on Form S-3 (No. 33-53327, No. 33-61339 and No. 33-60069), we hereby file the following press release.


                                       Contact:  Susan Gaffney
                                                 DuPont
                                                 (302) 774-2698

                                                 Carlton Adams
                                                 Conoco
                                                 (281) 293-1043


               CONOCO IPO PRICED AT $23 PER SHARE
               ----------------------------------


        WILMINGTON, Del., and HOUSTON, Oct. 21 -- DuPont (NYSE:DD) and Conoco Inc. (NYSE Proposed: COC) announced today that the initial public offering of 191,456,427 shares of Conoco Class A common stock has been priced at $23.00 per share. Of the total offering, 172,456,427 shares are being offered initially in the United States and Canada, and 19,000,000 shares are being offered outside the United States and Canada. Net proceeds of the offering, expected to be $4.2 billion will be used to repay outstanding indebtedness to DuPont.
        Following completion of the offering, there will be 191,456,427 shares of Conoco Class A common stock outstanding, all of which will be publicly held, and 436,543,573 shares of Conoco Class B common stock outstanding, all of which will be indirectly owned by DuPont. DuPont will thus indirectly own



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approximately 70 percent of Conoco common stock, which will represent approximately 92 percent of the combined voting power of all classes of common stock.
        The representatives of the underwriters of the offering are Morgan Stanley Dean Witter; Credit Suisse First Boston; Goldman, Sachs & Co.; Merrill Lynch & Co.; J. P. Morgan & Co.; Salomon Smith Barney; BT Alex. Brown; and Schroder & Co. Inc.
        Conoco, active in 40 countries, is a fully integrated energy company involved in exploration, production, refining, marketing, transportation and power.
        This announcement does not constitute an offer to sell or the solicitation of an offer to buy the Class A common stock. The offering of these securities will be made only by means of a prospectus, copies of which may be obtained from Morgan Stanley Dean Witter, 1585 Broadway, New York, New York 10036.


10/22/98







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                                  SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                 E. I. DU PONT DE NEMOURS AND COMPANY
                                             (Registrant)




                                           /s/D. B. Smith
                                 ------------------------------------
                                             D. B. Smith
                                         Assistant Controller




October 22, 1998

























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